UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2013 (August 9, 2013)

American Realty Capital New York Recovery REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54689	27-1065431
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

333 West 34th Street

On August 9, 2013, American Realty Capital New York Recovery REIT, Inc. (the “Company”) closed on the acquisition of the fee simple interest in an institutional-quality office building located at 333 West 34th Street in Midtown Manhattan. The seller of the property was 333W34 SLG Owner LLC, a subsidiary of SL Green Realty Corp. The seller had no material relationship with the Company and the acquisition was not an affiliated transaction.

The contract purchase price of the property was $220.3 million, exclusive of closing costs. The Company made a $20.0 million nonrefundable deposit upon the execution of the purchase and sale agreement. The Company funded the purchase price of the property with proceeds from its ongoing initial public offering.

The property contains 346,728 rentable square feet and is 100% leased to four tenants: The Segal Company (Eastern States), Inc.; The Metropolitan Transportation Authority; Godiva Chocolatier Inc.; and Sam Ash New York Megastores, LLC.

The following table provides information relating to lease commencement and termination dates, rentable square feet, rental escalations, renewal options and annualized cash rental income for the four tenants:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet (1)	Annualized Cash Rental Income (in thousands)	Rental Escalations	Renewal Options
The Segal Company (Eastern States), Inc.	March 2010	February 2025	144,307 (3)	$7,633	3% annually	One – five or ten year option(5)
The Metropolitan Transportation Authority	June 2010	January 2021(2)	130,443 (3)	$3,371	15% in 6th lease year (4)	Two – five year options
Godiva Chocolatier Inc.	March 2011	February 2027	42,290	$1,480	11.4% in 5th lease year and 12.8% in 10th lease year	One – five year option
Sam Ash New York Megastores, LLC	December 2012	September 2028	29,688	$1,382	9.3% in 5th lease year and 9.4% in 10th lease year	One – five year option

______________________

(1)	Excludes 2,090 square foot building management office and 599 square feet of storage space.

(2)	Early termination at the tenant’s option available in January 2015.

(3)	The Metropolitan Transportation Authority is contractually obligated to surrender 17,503 rentable square feet of the 5th floor to The Segal Company (Eastern States), Inc. in 2015.

(4)	Rental escalation is exclusive of 17,503 rentable square feet that will be surrendered to the Segal Company (Eastern States), Inc. in 2015.

(5)	Includes space required to be rented of 17,503 rentable square feet to be surrendered to the Segal Company (Eastern States), Inc. in 2015.

A copy of the press release announcing the Company’s entry into a purchase and sale agreement to acquire an institutional-quality office building located at 333 West 34th Street is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)(4)	The audited and unaudited financial statements relating to the property located at 333West 34th Street in Midtown Manhattan described in Item 2.01 of this Current Report on Form 8-K and required by Rule 3-14 of Regulation S-X are not included in this Current Report on Form 8-K. The Company will file such financial statements with the U.S. Securities and Exchange Commission within 71 calendar days after the date that this Current Report on Form 8-K must be filed, or October 25, 2013.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

Date: August 12, 2013	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors